SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K
                          CURRENT REPORT
                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

                        December 2, 1999
         Date of Report (Date of earliest event reported)

             FRANKLIN FINANCIAL SERVICES CORPORATION
      (Exact name of registrant as specified in its charter)

        Pennsylvania                0-12126          23-1444083
(State or other jurisdiction      (Commission      (IRS Employer
      of incorporation)           File Number)       Ident. No.)

20 South Main Street, Chambersburg, PA                   17201
(Address of principal executive office)               (Zip Code)

                          (717) 264-6116
        Registrant's telephone number, including area code

                               N/A
   (Former name or former address, if changes since last report)


Item 5.	Other Events.

     On December 2, 1999 the Registrant amended its bylaws, as follows:
     Section 2.4 (relating to the business to be conducted at meetings of the shareholders, including shareholder proposals) was amended to conform with the notice requirements of SEC Rule 14a-8 and provides, among other things, that a shareholder who wishes to present a proposal at a regularly scheduled annual meeting must give written notice of the proposal to the Registrant not less than 120 days nor more than 150 days prior to the anniversary date of the proxy statement prepared by the Registrant in connection with its immediately preceding annual meeting.

     Section 3.5 (relating to the nomination of candidates for election to the Board of Directors) was amended to provide, among other things, that a shareholder who wishes to nominate a candidate for election to the Board of Directors must give written notice of the proposed nomination to the Registrant not less than 90 days nor more than 120 days prior to the anniversary date of the Registrant's immediately preceding annual meeting.

     A copy of the Registrant's bylaws, as amended is filed as an Exhibit herewith.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits



     The following exhibits are filed herewith:

Number   Description                                 Page Number

 3(i)    Bylaws of Franklin Financial                     3
         Services Corporation, as amended on
         December 2, 1999.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FRANKLIN FINANCIAL SERVICES
                             CORPORATION

                             By: /s/ William E. Snell, Jr.
                                William E. Snell, Jr.
                                President and Chief Executive
                                Officer

Dated:  December 2, 1999



                            EXHIBIT 99

     Bylaws of Franklin Financial Services Corporation, as amended on December 2, 1999



             FRANKLIN FINANCIAL SERVICES CORPORATION

                            BY-LAWS

                      Adopted June 8, 1983

                      Amended May 22, 1986

                    Amended February 26, 1987
                    Effective April 28, 1987

                      Amended July 26, 1990

                    Amended December 2, 1999

                       ARTICLE I - OFFICE

          Section 1.1. Registered Office. The registered office of the Corporation shall be located within the Commonwealth of Pennsylvania, at 20 South Main Street, Chambersburg,
Pennsylvania.

          Section 1.2. Other Offices. The Corporation may also have offices at such other places within or without the Commonwealth of Pennsylvania, as the Board of Directors may, from time to time, determine.

               ARTICLE II - SHAREHOLDERS' MEETINGS

          Section 2.1.  Place of Shareholders' Meetings.
Meetings of shareholders shall be held at such places within or without the Commonwealth of Pennsylvania as may be fixed by the Board of Directors, from time to time.

          Section 2.2 Annual Meeting. A meeting of the shareholders of the Corporation shall be held in each calendar year, on such date and at such time as the Board of Directors may determine, or if the Board of Directors fails to set a date and time, on the last Tuesday in April at 10 o'clock a.m., if not a legal holiday, and if such day is a legal holiday, then such meeting shall be held on the next business day.
At such annual meeting, there shall be held an election of Directors.

          Section 2.3.  Special Meetings.  Special meetings of
the shareholders may be called at any time:

               (a) Chairman or President. By the Chairman of the Board or the President of the Corporation; or

               (b) Board of Directors. By a majority of the Board of Directors; or

               (c) Shareholders. By shareholders entitled to cast at least one-third of the votes which all shareholders are entitled to cast at the meeting.

          Upon the written request of any person or persons entitled to call a special meeting, which request shall set forth the purpose for which the meeting is desired, it shall be the duty of the Secretary to fix the date of such meeting to be held at such time, not less than ten (10) nor more than sixty
(60) days after the receipt of such request, as the Secretary may determine, and to give due notice thereof. If the Secretary shall neglect or refuse to fix the date of such meeting and to give notice thereof within ten (10) days after receipt of such request, the person or persons calling the meeting may do so.

          Section 2.4.  Business at Meetings of Shareholders.

               (a) General Rule. Except as otherwise provided by law or in these By-laws, or except as permitted by the chairman of the meeting in the exercise of such officer's sole discretion in any specific instance, the business which shall be voted upon or discussed at any annual or special meeting of the shareholders shall be limited to the following: (i) matters specified in the written notice of the meeting (or any supplement thereto) given by the Corporation, (ii) matters brought before the meeting at the direction of the Board of Directors, (iii) matters brought before the meeting by the chairman of the meeting, unless a majority of the directors then in office object to such business being conducted at such meeting, or (iv) in the case of an annual meeting of shareholders, matters specified in a written notice given to the Corporation in accordance with all of the requirements set forth below by or on behalf of a shareholder who was a shareholder of record on the record date for such meeting and who continues to be entitled to vote at such meeting (a "Shareholder Notice").

               (b) Shareholder Notice. A Shareholder Notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation addressed to the attention of the President: (i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, not less than 120 days nor more than 150 days prior to the anniversary date of the proxy statement prepared by the Corporation in connection with the immediately preceding annual meeting of shareholders; provided, however, that a proposal submitted by shareholder for inclusion in the Corporation's proxy statement for an annual meeting which is appropriate for inclusion therein and otherwise complies with Securities Exchange Act of 1934 Rule 14a-8 (including all requirements as to timeliness), or any successor to such Rule, shall be deemed to have also been submitted timely pursuant to these Bylaws, and (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, not later than the close of business on the fifth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made. Each such Shareholder Notice must set forth: (A) the name and address of the shareholder who intends to bring the business before the annual meeting (the "Proposing Shareholder"), (B) the name and address of the beneficial owner, if different than the Proposing Shareholder, of any of the shares owned of record by the Proposing Shareholder (the "Beneficial Owner"), (C) the number of shares of each class and series of shares of the Corporation which are owned of record and beneficially by the Proposing Shareholder and the number which are owned beneficially by any Beneficial Owner, (D) any interest (other than an interest solely as a shareholder) which the Proposing Shareholder or a Beneficial Owner has in the business being proposed by the Proposing Shareholder, (E) a description of all arrangements and understandings between the Proposing Shareholder and any Beneficial Owner and any other person or persons (naming such person or persons) pursuant to which the proposal in the Shareholder Notice is being made,
(F) a description of the business which the Proposing Shareholder seeks to bring before the annual meeting, the reason for doing so and, if a specific action is to be proposed, the text of the resolution or resolutions which the Proposing Shareholder proposes that the Corporation adopt, and (G) a representation that the Proposing Shareholder is at the time of giving the Shareholder Notice, was or will be on the record date for the meeting, and will be on the meeting date, a holder of record of shares of the Corporation entitled to vote at such meeting, and intends to appear in person or by proxy at the meeting to bring the business specified in the Shareholder Notice before the meeting. The chairman of the meeting may, in his sole discretion, refuse to acknowledge or entertain any business proposed by a shareholder if he determines that such proposal was not made in compliance with the foregoing procedure.

          Section 2.5. Notices of Shareholders' Meetings. Written notice stating the date, place and hour and, if required by law or these By-laws, the purpose, of any meeting of the shareholders, shall be given to each shareholder of record entitled to vote at the meeting at least twenty (20) days prior to the day named for the meeting, unless otherwise required by law. Such notices may be given at the discretion of, or in the name of, the Board of Directors, President, Vice President, Secretary or Assistant Secretary. When a meeting is adjourned, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which such adjournment is taken. Notice shall be deemed to be given at the time it is deposited in the United States mail to each shareholder at the address given to the Secretary.

          Section 2.6. Quorum of and Action by Shareholders. Unless otherwise provided in the Articles of Incorporation, or in a By-law adopted by the Board of Directors at its organization meeting following the filing of the Articles of Incorporation or by the shareholders, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matters shall constitute a quorum for the purpose of considering such matter, and, unless otherwise specifically provided by law, the acts, at a duly organized meeting, of the shareholders present, in person or by proxy, entitled to cast at least a majority of the votes which all shareholders present are entitled to cast, shall be the acts of the shareholders. The shareholders present at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. If a meeting cannot be organized because a quorum has not attended, those present may, except as otherwise provided by law, adjourn the meeting to such time and place as they may determine, but in the case of any meeting called for the election of Directors, those shareholders who attend the second of such adjourned meetings, although less than a quorum as fixed in this Section, or in the Articles of Incorporation, shall nevertheless constitute a quorum for the purpose of electing Directors.

          Section 2.7.  Voting.

               (a) Voting. At least five (5) days before any meeting of shareholders, the officer or agent having charge of the transfer books of the Corporation shall make a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order with the address of and the number of shares held by each, which list shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting.

               (b) Proxies. At all shareholders' meetings, shareholders entitled to vote may attend and vote either in person or by proxy. All proxies shall be in writing, executed by the shareholder or by his duly authorized attorney in fact, and shall be filed with the Secretary of the Corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until the notice thereof has been given to the Secretary of the Corporation.

               (c)  Manner of Voting.  All elections of
Directors shall be by ballot. All other actions by resolution or motion need not be by ballot except upon demand by a majority of the shareholders entitled to vote in person or by proxy before the voting begins.

               (d) Required Vote. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting unless otherwise provided by law, these By-laws, or the Articles of Incorporation.

               (e) No Cumulative Voting. Cumulative voting shall not be permitted. Each shareholder shall be entitled to one (1) vote for each share standing in his name and may vote, either in person or by proxy, on all matters and elections, including election of Directors.

          Section 2.8. Conduct of Meeting. The Chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order, safety, limitations on the time allocated to questions or comments on the affairs of the Corporation after the time prescribed for the commencement thereof.

                ARTICLE III - BOARD OF DIRECTORS

          Section 3.1. Number of Directors. The Board of Directors shall consist of not less than five (5) nor more than twenty-five (25) directors. The number of directors to be elected, subject to the foregoing limits, shall be determined from time to time by the Board of Directors.

          Section 3.2  Qualifying Shares.  Every Director must
be a shareholder of the Corporation, a citizen of the United
States, and shall own, in his own right or jointly with a spouse, at least 100 shares to qualify as a Director.

          Section 3.3. Classification of Directors. The directors shall be divided into three (3) classes, as nearly equal in number as possible, known as Class A, consisting of not more than eight (8) directors, Class B, consisting of not more than eight (8) directors, and Class C, consisting of not more than nine (9) directors. The initial directors of Class A shall serve until the third annual meeting of shareholders. At the third annual meeting of the shareholders, the directors of Class A shall be elected for a term of three (3) years and, after expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. The initial directors of Class B shall serve until the second annual meeting of shareholders. At the second annual meeting of the shareholders, the directors of Class B shall be elected for a term of three
(3) years and, after the expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. The initial directors of Class C shall serve until the first annual meeting of shareholders. At the first annual meeting of the shareholders, the directors of Class C shall be elected for a term of three (3) years and, after the expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. Each director shall serve until his successor shall have been elected and shall qualify, even though his term of office as herein provided has otherwise expired, except in the event of his earlier resignation, removal or disqualification.

          Section 3.4. Vacancies. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled by the remaining members of the Board even though less than a quorum. Any director elected to fill a vacancy in the Board of Directors shall become a member of the same class of directors in which the vacancy existed; but if the vacancy is due to an increase in the number of directors, a majority of the members of the Board of Directors shall designate such directorship as belonging to Class A, Class B or Class C so as to maintain the three (3) classes of directors as nearly equal in number as possible.
Each director so elected shall be a director until his successor is elected by the shareholders.

          Section 3.5.  Nomination of Directors.

               (a)  General.  Notwithstanding the provisions of
Section 2.4 of these By-laws (relating to business at meetings of shareholders), nominations of candidates for election to the Board of Directors may be made by the Board of Directors, by a committee appointed by the Board of Directors with authority to do so, or by any shareholder of record entitled to vote in the election of directors who is a shareholder on the record date of the meeting and also on the date of the meeting at which Directors are to be elected; provided, however, that with respect to a nomination made by a shareholder, such shareholder must provide timely written notice to the President of the Corporation (a "Nomination Notice") in accordance with all of the requirements set forth below.

               (b) Timing of Nomination Notice. To be timely, a Nomination Notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation addressed to the attention of the President: (i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting, or (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting or in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the fifth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made; and

               (c) Contents of Nomination Notice. A Nomination Notice must set forth: (i) the name and address of the shareholder who intends to make the nomination (the "Nominating Shareholder"), (ii) the name and address of the beneficial owner, if different than the Nominating Shareholder, of any of the shares owned of record by the Nominating Shareholder (the "Beneficial Holder"), (iii) the number of shares of each class and series of shares of the Corporation which are owned of record and beneficially by the Nominating Shareholder and the number which are owned beneficially by any Beneficial Holder,
(iv) a description of all arrangements and understandings between the Nominating Shareholder and any Beneficial Holder and any other person or persons (naming such person or persons) pursuant to which the nomination is being made, (v) the name and address of the person or persons to be nominated, (vi) a representation that the Nominating Shareholder is at the time of giving of the Nomination Notice, was or will be on the record date for the meeting, and will be on the meeting date, a holder of record of shares of the Corporation entitled to vote at such meeting, and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the Nomination Notice, (vii) such other information regarding each nominee proposed by the Nominating Shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors, and (viii) the written consent of each nominee to serve as a director of the Corporation if elected. The chairman of the meeting shall determine in his sole discretion whether nominations have been made in accordance with the requirements of this Section and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

          Section 3.6. Place of Meeting. Meetings of the Board of Directors may be held at such place within the Commonwealth of Pennsylvania or elsewhere as a majority of the Directors may from time to time appoint or as may be designated in the notice calling the meeting.

          Section 3.7. Regular Meetings. A regular meeting of the Board of Directors shall be held annually, immediately following the annual meeting of shareholders at the place where such meeting of the shareholders is held or at such other place, date and hour as a majority of the newly elected Directors may designate. At such meeting the Board of Directors shall elect officers of the Corporation. In addition to such regular meeting, the Board of Directors shall have the power to fix by resolution the place, date and hour of other regular meetings of the Board.

          Section 3.8. Special Meetings. Special meetings of the Board of Directors shall be held whenever ordered by the Chairman of the Board, President, by a majority of the executive committee, if any, or by any three (3) Directors in office.

          Section 3.9 Participation in Meetings by Conference Telephone. Any director may participate in any meeting of the Board of Directors or of any committee (provided he is otherwise entitled to participate), be counted for the purpose of determining a quorum thereof and exercise all rights and privileges to which he might be entitled were he personally in attendance, including the right to vote, by means of conference telephone or other similar communications equipment by means of which all persons in the meeting can hear each other.

          Section 3.10.  Notices of Meeting of Board of
Directors.

               (a)  Regular Meetings.  No notice shall be
required to be given of any regular meeting, unless the same is held at other than the time or place for holding such meetings as fixed in accordance with Section 3.7 of these By-laws, in which event one (1) day's notice shall be given of the time and place of such meeting.

               (b) Special Meetings. Written or verbal notice stating the date, place and hour of any special meeting of the Board of Directors shall be given at least one (1) day prior to the date named for the meeting.

          Section 3.11. Quorum. A majority of the Directors in office shall be necessary to constitute a quorum for the transaction of business, and the acts of a majority of the Directors present at a meeting at which a quorum is present shall be considered as the acts of the Board of Directors. If there is no quorum present at a duly convened meeting of the Board of Directors, the majority of those present may adjourn the meeting from time to time and place to place.

          Section 3.12. Informal Action by the Board of Directors. Any action which may be taken at a meeting of the Directors, or of the members of any committee of the Board of Directors, may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all of the Directors, or members of the committee, as the case may be, and shall be filed with the Secretary of the Corporation. Insertion in the minute book of the Corporation shall be deemed filing with the Secretary regardless of whether the Secretary or some other authorized person has actual possession of the minute book. Written consents by all of the Directors or the members of any committee of the Board of Directors executed pursuant to this Section 3.12 may be executed in any number of counterparts and shall be deemed effective as of the date set forth therein.

          Section 3.13.  Powers.

               (a)  General Powers.  The Board of Directors
shall have all the power and authority granted by law to the Board, including all powers necessary or appropriate to the management of the business and affairs of the Corporation.

               (b)  Specific Powers.  Without limiting the
general powers conferred by the last preceding clause and the powers conferred by the Articles and these By-laws of the Corporation, it is hereby expressly declared that the Board of Directors shall have the following powers:

                    (i)  To confer upon any officer or officers
of the Corporation the power to choose, remove or suspend assistant officers, agents or servants.

                    (ii)  To appoint any person, firm or
corporation to accept and hold in trust for the Corporation any property belonging to the Corporation or in which it is interested, and to authorize any such person, firm or corporation to execute any documents and perform any duties that may be requisite in relation to any such trust.

                    (iii)  To appoint a person or persons to
vote shares of another corporation held and owned by the Corporation.

                    (iv)  To appoint three (3) judges of
election who shall determine the number of shares outstanding, the voting power of each, the shares represented at annual or special meetings, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote. The judges shall tabulate all votes, determine the result and file a written report at the meeting. The decision of the majority of all judges shall be effective in all respects as to the decisions or certificates of all the judges.

                    (v)  To fix the place, time and purpose of
meetings of shareholders.

                    (vi)  To fix the compensation of Directors
and officers for their services.

          Section 3.14 Removal of Directors by Shareholders. The entire Board of Directors or a class of the Board of Directors, where the Board of Directors is classified with respect to the power to elect Directors, or any individual Director may be removed from office without assigning any cause by the vote of shareholders entitled to cast at least two-thirds of the votes which all shareholders would be entitled to cast at any annual election of Directors or such class of Directors. In case the Board of Directors or such class of the Board of Directors or any one or more Directors is so removed, new Directors may be elected at the same time.

          Section 3.15.  Compulsory Retirement.  Every Director
of the Corporation shall automatically retire at the end of the calendar year in which he reaches age 70.

          Section 3.16.  Minutes.  The Secretary or Assistant
Secretary shall keep complete records of the proceedings of the Board of Directors in a minute book kept for that purpose alone.

          Section 3.17.  Personal Liability of Directors.

               (a) General Rule. A director of the Corporation shall not be personally liable for monetary damages for any action taken or any failure to take any action, except to the extent that exemption from liability for monetary damages is not permitted under the laws of the Commonwealth of Pennsylvania as now or hereafter in effect. The provisions of this Subsection
(a) are intended to exempt the directors of the Corporation from liability for monetary damages to the maximum extent permitted under the Pennsylvania Directors' Liability Act (42 Pa. C.S.
Section 8361 et seq.) or under any other law now or hereafter in effect.

               (b)Specific Rule Under Directors' Liability Act. Without limitation of Subsection (a) above, a director of the Corporation shall not be personally liable for monetary damages for any action taken or any failure to take any action, unless:
(i) the director has breached or failed to perform the duties of his office under Section 8363 of the Directors' Liability Act, and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. The provisions of the preceding sentence shall not exempt a director from:
(i) the responsibility or liability of a director pursuant to any criminal statute; or (ii) the liability of a director for the payment of taxes pursuant to local, state or federal law.

               (c) Modification or Repeal. The provisions of this Section 3.17 may be modified or repealed by the Board of Directors in accordance with the procedures for amending these By-laws; provided, however, that any such modification or repeal shall not have any effect upon the liability of a director relating to any action, any failure to take any action, or events which occurred prior to the effective date of such modification or repeal.

               (d)  Effective Date. The provisions of this
Section 3.17 shall become effective immediately following its ratification by the shareholders of the Corporation at a meeting of shareholders duly convened after notice to the shareholders of such purpose.

                     ARTICLE IV - COMMITTEES

          Section 4.1. Appointment of Committees. For the proper conduct of the business of the Corporation, the Chairman shall appoint such committees from time to time as the Chairman deems appropriate, subject to the approval of the majority of the entire Board.

          Section 4.2.  Delegation of Board Powers to
Committees. The majority of the entire Board may delegate certain of its powers to one or more committees from time to time. These powers may be exercised to the extent permitted by the Board, but any committee of three (3) or more members may, pursuant to these By-laws, convene a special meeting of the entire Board at any time should that committee determine a matter presented is of sufficient importance to do so.

          Section 4.3.  Accounting Firm.  An Audit Committee of
the Board of Directors, with the approval of a majority of the entire Board, shall select an independent external accounting firm to perform audit services.

                      ARTICLE V - OFFICERS

          Section 5.1. Election and Office. The Corporation shall have a President, a Secretary and a Treasurer who shall be elected by the Board of Directors. The Board of Directors may elect as additional officers a Chairman of the Board of Directors, one (1) or more Vice-Presidents, and one (1) or more other officers or assistant officers. Any number of offices may be held by the same person.

          Section 5.2.  Term.  The officers and assistant
officers shall each serve at the pleasure of the Board of Directors and until the annual meeting of the Board of Directors following the next annual meeting of shareholders unless removed from office by the Board of Directors during their respective tenures.

          Section 5.3. Powers and Duties of the President. Unless otherwise determined by the Board of Directors, the President shall have the usual duties of an executive officer with general supervision over and direction of the affairs of the Corporation. In the exercise of these duties and subject to the limitations of the laws of the Commonwealth of Pennsylvania, these By-laws, and the actions of the Board of Directors, he may appoint, suspend, and discharge employees, agents and assistant officers, recommend to the Board of Directors compensation of all officers and assistant officers, and, in the absence of the Chairman of the Board of Directors, he shall preside at all meetings of the shareholders and at all meetings of the Board of Directors. He shall also do and perform such other duties as from time to time may be assigned to him by the Board of Directors.

          Upon authorization of the Board of Directors, the President shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of the shareholders of any corporation in which the Corporation may hold stock, and, at any such meeting, shall possess and may exercise any and all the rights and powers incident to the ownership of such stock and which, as the owner thereof, the Corporation might have possessed and exercised.

          Section 5.4. Powers and Duties of the Secretary. Unless otherwise determined by the Board of Directors, the Secretary shall be responsible for the keeping of the minutes of all meetings of the Board of Directors, shareholders and all committees, in books provided for that purpose, and for the giving and serving of all notices for the Corporation. He shall have charge of the corporate seal, the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct. He shall perform all other duties ordinarily incident to the office of Secretary and shall have such other powers and perform such other duties as may be assigned to him by the Board of Directors.

          Section 5.5. Powers and Duties of the Treasurer or Controller. The Treasurer or Controller shall receive and take charge of all money, funds, securities, fidelity and indemnify bonds and other valuables belonging to the Corporation, exclusive of assets held by the Corporation in a fiduciary capacity. The Treasurer or Controller shall see that proper records and accounts are kept and proper reports are made to the shareholders, directors, and officers and that all laws and regulations are complied with relating thereto and with respect to making and filing registrations and other reports of any nature.

          Section 5.6. Powers and Duties of the Chairman of the Board of Directors. Unless otherwise determined by the Board of Directors, the Chairman of the Board of Directors, shall preside at all meetings of Directors. He shall have such other powers and perform such further duties as may be assigned to him by the Board of Directors.

          Section 5.7.  Delegation of Office.  The Board of
Directors may delegate the powers or duties of any officer of the Corporation to any other person from time to time.

          Section 5.8. Vacancies. The Board of Directors shall have the power to fill any vacancies in any office occurring from whatever reason.

               ARTICLE VI - SURETY BONDS-INSURANCE

          Section 6.1. Surety Bonds. All officers and employees of the Corporation and, in addition, any Director who is authorized to receive payments of money or to handle negotiable securities on behalf of the Corporation, shall, before entering upon the performance of their duties, furnish bond in such amounts and surety as is approved by the Board of Directors. All premiums for surety bonds shall be paid by the corporation.

          Section 6.2. Insurance. The Corporation shall provide for the Directors liability insurance and shall provide the same for such of the Corporation's officers and employees, together with such other insurance as the Board of Directors determines appropriate.

                  ARTICLE VIII - CORPORATE SEAL

          Section 7.1.  Corporate Seal.  The seal of the
Corporation shall contain the words "FRANKLIN FINANCIAL SERVICES
CORPORATION - Incorporated - 1983."

             ARTICLE VIII - CONFIDENTIAL INFORMATION

          Section 8.1.  Nondisclosure Obligation.  No Director,
officer or employee shall disclose any of the business of the Corporation, not of a public nature or required by legal authority, except the necessary information to patrons concerning their individual business, or to other officers, directors or committees.

ARTICLE XI - DIVIDENDS

          Section 9.1. Cash Dividends. The Board of Directors may declare, subject to the limitations prescribed by law, a dividend on the shares of the Corporation of so much of the profits as shall appear advisable to the Board, making the same payable at a time in their discretion.

          Section 10.1. Stock Splits and Stock Dividends. The Board of Directors may declare, subject to the limitations prescribed by law, stock splits or stock dividends or such other benefits to the shareholders as they deem appropriate in their discretion.

                        ARTICLE X - SHARE CERTIFICATES

          Section 10.1. Share Certificates. Every share certificate shall be signed by the Chairman of the Board or the President or Vice-President and by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary and sealed with the corporate seal, which may be a facsimile, engraved or printed, but where such certificate is signed by a transfer agent or a registrar, the signature of any corporate officer upon such certificate may be a facsimile, engraved or printed.

          Section 10.2. Transfer of Shares. Transfer of shares shall be made on the books of the Corporation only upon surrender of the share certificate, duly endorsed or with duly executed stock powers attached and otherwise in proper form for transfer, which certificate shall be cancelled at the time of the transfer.

          Section 10.2. Determination of Shareholders of Record and Closing Transfer Books. The Board of Directors may fix a time, not more than fifty (50) days prior to the date of any meeting of shareholders, or the date fixed for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or go into effect, as a record date for the determination of the shareholders entitled to notice of or to vote at any such meeting, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares or otherwise. In such case, only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to notice of or to vote at such meeting, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any record date fixed as aforesaid. The Board of Directors may close the books of the Corporation against transfer of shares during the whole or any part of such period, and in such case written or printed notice thereof shall be mailed at least ten (10) days before the closing thereof to each shareholder of record at the address appearing on the records of the Corporation or supplied by him to the Corporation for the purpose of notice. While the stock transfer books of the Corporation are closed, no transfer of shares shall be made thereon. Unless a record date is fixed by the Board of Directors for the determination of shareholders entitled to receive notice of, or vote at, a shareholders' meeting, transferees of shares which are transferred on the books of the Corporation within ten (10) days next preceding the date of such meeting shall not be entitled to notice of or to vote at such meeting. The Corporation may treat the registered owner of each share of stock as the person exclusively entitled to vote, to receive notifications and otherwise to exercise all the rights and powers of the owner thereof.

          Section 10.4. Lost Certificates. Any person or persons desiring a certificate of stock to be issued in lieu of one lost or destroyed shall furnish the Corporation with an Affidavit describing the certificate and the circumstances of its loss or destruction, together with a bond of indemnity, with satisfactory security or surety, indemnifying the Corporation against any loss that may arise from issuing a new certificate; whereupon the Board of Directors may direct the issue of a new certificate of the same tenor as the one alleged to be lost or destroyed. The application for a new certificate and the evidence of compliance by the applicant with all the requirements of this By-law shall be made in such forms as shall be satisfactory to the Corporation.

                   ARTICLE XI - INDEMNIFICATION

          Section 11.1. General Rule. The Corporation shall, to the fullest extent permitted under the laws of the Commonwealth of Pennsylvania as now or hereafter in effect, indemnify any person (and his heirs, executors, and administrators) who was or is a party, witness, or other participant or is threatened to be made a party, witness, or participant to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (including, without limitation, actions by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees, court costs, transcript costs, fees of experts and witnesses, travel expenses, and all other similar expenses), judgments, fines, penalties, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding.

          Section 11.2. Advance Payment of Expenses. The Corporation shall advance all reasonable expenses (including attorneys' fees, court costs, transcript costs, fees of experts and witnesses, travel expenses, and all other similar expenses) reasonably incurred in connection with the defense of or other response to any action, suit, or proceeding referred to in
Section 11.1 above upon receipt of an undertaking by or on behalf of the person seeking the advance to repay all amounts advanced if it shall ultimately be determined upon final disposition of such action, suit or proceeding that he is not entitled to be indemnified by the Corporation.

          Section 11.3. No Duplication of Payments. The Corporation shall not be liable under this Article XI to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the person seeking indemnification has otherwise actually received payment therefor under any insurance policy, contract, agreement, or otherwise. In the event that the Corporation makes an advance payment of expenses to a person, such person shall repay to the Corporation the amount so advanced, if and to the extent that he subsequently receives payment therefor under any insurance policy, contract, agreement, or otherwise.

          Section 11.4. Insurance. The Corporation may purchase and maintain at its own expense one or more policies of insurance to protect itself and to protect any director, officer, employee, or agent of the Corporation or of another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss incurred by such person in such capacity, whether or not the Corporation would have the authority to indemnify such person against any such expense, liability, or loss under this Article XI or under the laws of the Commonwealth of Pennsylvania.

         Section 11.5. Indemnification Agreements. The Corporation shall have authority by vote of a majority of the Board of Directors to enter into an Indemnification Agreement with any person who may be indemnified by the corporation pursuant to the provisions of this Article XI or otherwise. Any such Indemnification Agreement may contain such terms and conditions as a majority of the Board of Directors shall in the exercise of their discretion determine to be necessary or appropriate. Such terms and conditions may include provisions for greater or lesser indemnification than provided for in this
Article XI, provisions establishing procedures for the processing or approval of indemnification claims, and other provisions. The fact that the Corporation has not entered into an Indemnification Agreement with any person shall not in any way limit the indemnification rights of such person under this
Article XI or otherwise.

          Section 11.6. Non-Exclusivity. The right to indemnification and to the payment of expenses incurred in defending against or otherwise responding to any action, suit, or proceeding in advance of its final disposition as set forth in this Article XI shall not be exclusive of any other rights which any person may now have or hereafter acquire under any agreement, vote of shareholders, vote of disinterested directors, or under any applicable law or under the Articles of Incorporation of the Corporation, or otherwise.

          Section 11.7.  Survival of Rights.  The
indemnification rights provided to a person under the provisions of this Article XI shall continue after such person ceases to be a director or officer of the Corporation or of another entity, as to any action taken, any failure to take action, or any events which occurred while such person was a director or officer of the Corporation or of another entity.

          Section 11.8. Modification or Repeal. The provisions of this Article XI may be modified or repealed in accordance with the procedures for amending these By-laws; provided, however, that any such modification or repeal shall not have any effect upon the indemnification rights of any person as they relate to any action taken, any failure to take action, or events which occurred prior to the effective date of such modification or repeal.

         Section 11.9.  Effective Date.  The provisions of this
Article XI shall become effective immediately following its ratification by the shareholders of the Corporation at a meeting of shareholders duly convened after notice to the shareholders of such purpose.

             ARTICLE XII - AMENDMENT OF THE BY-LAWS

          Section 12.1. Amendment. The authority to make, amend, alter, change, or repeal the By-laws of the Corporation is hereby expressly and solely granted to and vested in the Board of Directors, subject always to the power of the shareholders to make, amend, alter, change, or repeal the By-laws of the Corporation by the affirmative vote of the holders of not less than two-thirds of the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting of the shareholders duly convened after-notice to the shareholders of such purpose.

ARTICLE XIII - INTERPRETATION OF BY-LAWS

          Section 13.1. Interpretation. All words, terms and provisions of these By-laws shall be interpreted and defined by and in accordance with the Pennsylvania Business Corporation Law, as amended, and as amended from time to time hereafter.

ARTICLE XIV - FISCAL YEAR

          Section 14.1.  Fiscal Year.  The Board of Directors
shall have the power by resolution to fix the fiscal year of the Corporation. If the Board of Directors shall fail to do so, the President shall fix the fiscal year.

ARTICLE XV - DISASTER

          Section 15.1. General. In the event of war, armed conflict, insurrection or other similar disaster which does or could prevent the proper operation of the Corporation, in the absence of a Chief Executive Officer, the Chairman of the Board or, in the absence of the Chairman, the President, or the Board of Directors or its Executive Committee, if any, or the Secretary or the Treasurer or the next highest ranking officer, shall designate a person to be the Chief Executive Officer, who may declare an emergency, and the Corporation shall then automatically be operated under the emergency powers set forth in this Article.

          Section 15.2. Chief Executive Officer. The Executive Officer having charge of the Corporation shall conduct the affairs of the Corporation under such guidance of the Directors who may be available. The Executive Officer shall have the power to continue business, hire new employees, fix the wages and hours thereof, change the place of the central office, branch offices, select new offices, and transfer the Corporation's assets, records, documents, securities and property to such places where the Executive Officer deems appropriate.

          Section 15.3. Board of Directors. The Board of Directors and all other Committees may each function with less than a quorum and at other times and places than specified in the By-laws and meetings and functions of the Board may be entirely or temporarily suspended. In the event of suspension, the functions of Directors and various Committees shall be conducted by the Chairman of the Board and, if unavailable, by the Executive Officer, under such guidance of Directors who may be available.

          Section 15.4. Termination of State of Emergency. The state of emergency may be terminated at any time by the Executive Officer, or by the written signature of five (5) Directors, and, if less than five (5) Directors are available, then by written consent of the Directors who are available.

          Section 15.5. Notice to Regulators. The person declaring an emergency shall make every effort to give notice thereof to the Pennsylvania Department of Banking, the Federal Deposit Insurance Corporation, the Federal Reserve Board, and any and all other regulatory authorities having jurisdiction over the Corporation and its subsidiaries, and shall make every effort to see that the Corporation makes every reasonable effort to comply with all applicable laws and regulations under the circumstances.

                   ARTICLE XVI - MISCELLANEOUS

          Section 16.1.  1990 Antitakeover Law

               (a) Partial Opt Out. The following provisions of the Pennsylvania Antitakeover Law of 1990 shall not be applicable to the Corporation:

                    (1)  Control Share Acquisition Law.  The
provisions of Subchapter 25G of the Business Corporation Law of 1988 (15 Pa. C.S.A. Sections 2561 through 2567) relating to control share acquisitions;

                    (2)  Short-Term Profits Disgorgement Law.
The provisions of Subchapter 25H of the Business Corporation Law of 1988 (15 Pa. C.S.A. Sections 2571 through 2575) relating to disgorgement by certain controlling shareholders following attempts to acquire control;

                    (3)  Severance Compensation Law.  The
provisions of Subchapter 25I of the Business Corporation Law of 1988 (15 Pa. C.S.A. Sections 2581 through 2583) relating to severance compensation for employees terminated following certain control-share acquisitions; and

                    (4)  Labor Contract Preservation Law.  The
provisions of Subchapter 25J of the Business Corporation Law of 1988 (15 Pa. C.S.A. Sections 2585 through 2588) relating to business combination transactions - labor contracts.

               (b)  Effective Date.  This Section 16.1 of
Article XVI shall take effect immediately on the date of its adoption, July 26, 1990.







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